Fees Summary	Jun. 12, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 24,143,656
Previously Paid Amount	2,594.89
Total Fee Amount	3,696.39
Total Offset Amount	0.00
Net Fee	$ 1,101.50